CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013		2012
Net Sales:
Aerospace & Electronics	$172,392	$178,591	$337,275		$353,759
Engineered Materials	57,747	54,487	117,977		112,647
Merchandising Systems	84,831	97,577	174,291		185,252
Fluid Handling	333,776	327,031	646,774		651,641
Total Net Sales	$648,746	$657,686	$1,276,317		$1,303,299
Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$37,041	$38,931	$77,152		$77,001
Engineered Materials	9,172	5,543	17,746		13,952
Merchandising Systems	8,868	9,115	19,033		13,828
Fluid Handling	54,202	30,620	100,094		73,697
Corporate	(20,437)	(14,832)	(38,279)		(30,804)
Total Operating Profit from Continuing Operations	88,846	69,377	175,746		147,674

Interest Income	519	454	1,151		849
Interest Expense	(7,245)	(6,785)	(13,963)		(13,496)
Miscellaneous- Net	406	(351)	286		(698)
Income from Continuing Operations Before Income Taxes	82,526	62,695	163,220		134,329
Provision for Income Taxes	27,112	19,857	49,864		40,518
Income from Continuing Operations	55,414	42,838	113,356		93,811

Profit from Discontinued Operations attributable to common shareholders	—	2,513	—	3,777	3,777
Gain from Sales of Discontinued Operations attributable to common shareholders	—	28,060	—	29,445	28,060

Profit from Discontinued Operations attributable to common shareholders, net of tax	—	1,633	—		2,456
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax	—	18,276	—		18,276
Gain / Profit from Discontinued Operations, net of tax	—	19,909	—		20,732

Net income before allocation to noncontrolling interests	55,414	62,747	113,356		114,543

Less: Noncontrolling interest in subsidiaries' earnings	540	185	691		319

Net income attributable to common shareholders	$54,874	$62,562	$112,665		$114,224
Share Data:
Earnings per share from Continuing Operations	$0.93	$0.73	$1.92		$1.59
Earnings per share from Discontinued Operations	—	0.34	—		0.35
Earnings per Diluted Share (a)	$0.93	$1.07	$1.92		$1.95

Average Diluted Shares Outstanding	58,828	58,614	58,594	58,704
Average Basic Shares Outstanding	57,908	57,762	57,684	57,787
Supplemental Data:
Cost of Sales	$426,025	$436,095	$835,844	$865,717
Selling, General & Administrative	133,875	137,467	264,727	275,161
Repositioning Charges	—	14,747	—	14,747
Depreciation and Amortization *	13,014	15,274	25,724	29,948
Stock-Based Compensation Expense	5,007	4,451	10,386	8,458

*	Amount included within cost of sales and selling, general & administrative costs.

(a)	Earnings per share amounts may not add due to rounding

CRANE CO.
Condensed Balance Sheets
(in thousands)

	June 30, 2013	December 31, 2012
ASSETS
Current Assets
Cash and Cash Equivalents	$420,918	$423,947
Accounts Receivable, net	379,373	333,330
Current Insurance Receivable - Asbestos	33,722	33,722
Inventories, net	358,471	352,725
Other Current Assets	38,669	36,797
Total Current Assets	1,231,153	1,180,521

Property, Plant and Equipment, net	257,793	268,283
Long-Term Insurance Receivable - Asbestos	154,025	171,752
Other Assets	426,982	455,530
Goodwill	802,447	813,792

Total Assets	$2,872,400	$2,889,878

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$14,422	$1,123
Accounts Payable	168,191	182,731
Current Asbestos Liability	91,670	91,670
Accrued Liabilities	186,437	220,678
Income Taxes	1,954	15,686
Total Current Liabilities	462,674	511,888

Long-Term Debt	399,181	399,092
Long-Term Deferred Tax Liability	34,722	36,853
Long-Term Asbestos Liability	657,528	704,195
Other Liabilities	292,350	310,474

Total Equity	1,025,945	927,376

Total Liabilities and Equity	$2,872,400	$2,889,878

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Operating Activities:
Net income attributable to common shareholders	$54,874	$62,562	$112,665	$114,224
Noncontrolling interest in subsidiaries' earnings	540	185	691	319
Net income before allocations to noncontrolling interests	55,414	62,747	113,356	114,543
Gain on divestiture	—	(28,060)	—	(28,060)
Restructuring - Non Cash	—	2,761	—	2,761
Depreciation and amortization	13,014	15,274	25,724	29,948
Stock-based compensation expense	5,007	4,451	10,386	8,458
Defined benefit plans and postretirement expense	1,416	4,982	2,359	9,973
Deferred income taxes	1,447	7,199	9,647	15,743
Cash provided by (used for) operating working capital	(15,884)	12,889	(114,418)	(90,614)
Defined benefit plans and postretirement contributions	(7,705)	(1,638)	(10,521)	(2,821)
Environmental payments, net of reimbursements	(1,970)	(4,724)	(5,475)	(7,303)
Other	(1,344)	4,010	8,427	2,691
Subtotal	49,395	79,891	39,485	55,319
Asbestos related payments, net of insurance recoveries	(18,447)	(20,982)	(28,940)	(39,217)
Total provided by operating activities	30,948	58,909	10,545	16,102
Investing Activities:
Capital expenditures	(6,566)	(6,615)	(12,039)	(13,780)
Proceeds from disposition of capital assets	91	1,686	287	1,858
Payment for acquisition, net of cash acquired	—	—	—	—
Proceeds from divestiture	—	52,665	—	52,665
Total used for investing activities	(6,475)	47,736	(11,752)	40,743
Financing Activities:
Dividends paid	(16,194)	(14,985)	(32,338)	(30,075)
Reacquisition of shares on open market	—	(29,991)	—	(29,991)
Stock options exercised - net of shares reacquired	9,653	—	20,042	8,426
Excess tax benefit from stock-based compensation	1,994	331	4,922	3,278
Change in short-term debt	12,905	318	12,905	—
Total provided by (used for) financing activities	8,358	(44,327)	5,531	(48,362)
Effect of exchange rate on cash and cash equivalents	3,448	(5,879)	(7,353)	(1,273)
Increase (decrease) in cash and cash equivalents	36,279	56,439	(3,029)	7,210
Cash and cash equivalents at beginning of period	384,639	195,860	423,947	245,089
Cash and cash equivalents at end of period	$420,918	$252,299	$420,918	$252,299

CRANE CO.
Order Backlog
(in thousands)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Aerospace & Electronics	$403,400	$397,518	$378,152	$392,862	$423,282
Engineered Materials	14,122	16,138	12,689	11,357	13,884
Merchandising Systems	25,641	21,399	14,686	19,957	23,587
Fluid Handling	349,545	365,231	343,370	348,120	350,883
Total Backlog	$792,708	$800,286	$748,897	$772,296	$811,636

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Percent Change June 30, 2013	Percent Change June 30, 2013
	2013	2012	2013	2012	Three Months	Six Months
INCOME ITEMS
Net Sales	$648,746	$657,686	$1,276,317	$1,303,299	(1.4)%	(2.1)%
Operating Profit from Continuing Operations	88,846	69,377	175,746	147,674	28.1%	19.0%
Percentage of Sales	13.7%	10.5%	13.8%	11.3%
Special Items impacting Operating Profit from Continuing Operations:
Non-deductible Acquisition Transaction Costs (a)	6,853		9,741
Repositioning Charges (b)		14,747		14,747
Operating Profit from Continuing Operations before Special Items	$95,699	$84,124	$185,487	$162,421	13.8%	14.2%

Percentage of Sales	14.8%	12.8%	14.5%	12.5%

Net Income Attributable to Common Shareholders	$54,874	$62,562	$112,665	$114,224
Per Share	$0.93	$1.07	$1.92	$1.95	(12.6)%	(1.2)%

Special Items impacting Net Income Attributable to Common Shareholders:
Non-deductible Acquisition Transaction Costs (a)	6,853		9,741
Per Share	0.12		0.17

Repositioning Charges - Net of Tax (b)		11,880		11,880
Per Share		0.20		0.20

Withholding taxes related to acquisition funding (c)	460		460
Per Share	0.01		0.01

Gain on Divestitures - Net of Tax (d)		(18,276)		(18,276)
Per Share		(0.31)		(0.31)

Net Income Attributable To Common Shareholders Before Special Items	$62,187	$56,166	$122,866	$107,828	10.7%	13.9%
Per Diluted Share	$1.06	$0.96	$2.10	$1.84	10.3%	14.2%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Adjusted EBITDA Schedule (Non-GAAP)
Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$62,187	$56,166	$122,866	$107,828
Interest, Net	6,726	6,331	12,812	12,647
Provision for Income Taxes	26,652	19,857	49,404	40,518
Depreciation and Amortization	13,014	15,274	25,724	29,948
Stock Based Compensation	5,007	4,451	10,386	8,458
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$113,586	$102,079	$221,192	$199,400	11.3%	10.9%

(a) During the three and six months ended June 30, 2013, the Company recorded non-deductible transaction costs associated with the potential acquisition of MEI.
(b) The Company incurred repositioning charges in the second quarter of 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, and staff reduction actions.

(c) In the three months ended June 30, 2013, the Company incurred withholding taxes related to the cash marshalling activities supporting the potential acquisition of MEI.
(d) In June 2012, the Company divested of a business within the Fluid Handling segment and a business within the Controls segment. The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax" section on the accompanying Income Statement Data.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
CASH FLOW ITEMS
Cash Used for Operating Activities
before Asbestos - Related Payments	$49,395	$79,891	$39,485	$55,319
Asbestos Related Payments, Net of Insurance Recoveries	(18,447)	(20,982)	(28,940)	(39,217)
Cash Used for Operating Activities	30,948	58,909	10,545	16,102
Less: Capital Expenditures	(6,566)	(6,615)	(12,039)	(13,780)
Free Cash Flow	$24,382	$52,294	$(1,494)	$2,322

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income before special items plus an add-back for net interest, provision for income taxes, depreciation, amortization and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to the Company’s operating performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.